Accrual Basis-1
Case No.: 97-02395PJW Thru 97-02401PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                        for the month ending April, 1999

                               Document    Previously      Explanation
Required Attachments:          Attached     Submitted       Attached

1.  Tax Receipts                  ( )          (X)             ( )

2.  Bank Statements               (X)          ( )             ( )

3.  Most recently filed           ( )          (X)             ( )
    Income Tax Return

4.  Most recent Annual            (X)          ( )             ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


     /s/  Windle R. Ewing                             Vice President
---------------------------------            -----------------------------------
SIGNATURE OF RESPONSIBLE PARTY                             TITLE



     Windle R. Ewing                                   June 9, 1999
---------------------------------            -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE



PREPARER:

     /s/  Tom Matta                                  Accounting Manager
----------------------------------           -----------------------------------
SIGNATURE OF PREPARER                                     TITLE



     Tom Matta                                         June 9, 1999
----------------------------------           -----------------------------------
PRINTED NAME OF PREPARER                                  DATE


                All Chapter 11 debtors must file this report with
                    the Court and serve a copy on the United
                  States Trustee no later than the 15th day of
                    the month following the end of the month
                             covered by the report.

In Re:   SA Telecommunications, Inc.                            Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)


                                                       COMPARATIVE BALANCE SHEET


        ASSETS                                                      Month
                                                                   4/30/99

        1          Cash                                        $   687,703
        2         Accounts Receivable (Net)                        965,044
        3         Inventory                                         34,190
        4         Notes Receivable                                       -
        5         Prepaid Expenses                                  15,166
        6         Other (Attach List)                                    -
        7         Total Current Assets                           1,702,103
        8         Property, Plant & Equipment                   10,454,993
        9         Less: Accumulated
                  Depreciation/Depletion                         5,811,127
        10        Net Property, Plant & Equipment                4,643,866
        11        Due From Affiliates & Insiders                         -
        12        Intangibles (Attach List)                              -
        12a       Debt Issuance Cost                                     -
        13        Other (Attach List)                            2,024,310
        14        Total Assets                                  $8,370,279

        POSTPETITION LIABILITIES
        15        Accounts Payable                               5,380,758
        15a       Accrued Telecommunications Costs                 967,430
        16        Taxes Payable                                          -
        16a       Accrued Taxes Payable                                  -
        17        Notes Payable                                          -
        18        Professional Fees                                      -
        19        Secured Debt                                           -
        20        Due To Affiliates & Insiders                           -
        21        Other (Attach List)                                    -
        22        Total Postpetition Liabilities                 6,348,188

        PREPETITION LIABILITIES
        23.       Secured Debt                                   4,267,093
        24.       Priority Debt (Attach List)                       91,675
        24a       Redeemable Preferred Stock                     1,620,000
        25        Unsecured Debt                                47,444,515
        26        Other (Attach List)                                    -
        27        Total Prepetition Liabilities                 53,423,283
        28        Total Liabilities                             59,771,471

        EQUITY
        29        Owner's Prepetition Equity                   (12,258,875)
        30        Postpetition Cumulative
                    Profit or (Loss)                           (39,142,317)
        31        Total Equity (Deficit)                       (51,401,192)
        32        Total Liabilities & Owner's Equity           $ 8,370,279

Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                 Accrual Basis -3

                           SA TELECOMMUNICATIONS, INC.

                                INCOME STATEMENT



                                                               Month

                                                            April, 1999

         REVENUES
         1 Gross Revenues                                        0
         2 Less: Returns & Discounts
         3 Net Revenue                                           0

         COST OF GOODS SOLD

         4 Beginning Inventory
         5 Add: Purchases
         6 Less: Ending Inventory
         7 Cost Of Goods Sold
         8 Gross Profit                                          0

         OPERATING EXPENSES

         9  Officer/Insider Compensation                     8,147
         10 Direct Labor/Salaries                            5,566
         11 Payroll Taxes                                    1,891
         12 Rent & Lease Expense                             2,390
         13 Insurance
         14 Depreciation/Amortization                        -
         15 General & Administrative                       (30,938)
         16 Other (Attach List)                                  -
         17 Total Operating Expenses                       (12,944)
         18 Operating Income                                12,944

         OTHER INCOME & EXPENSES

         19 Other Income (Attach List)
         20 Other Expenses (Attach List)
         21 Interest Expense
         22 Other                                            1,900
         23 Net Other Income & Expenses                      1,900

         REORGANIZATION EXPENSES

         24 Professional Fees                               (1,756)
         25 U.S. Trustee Fees
         26 Other (Attach List)
         27 Total Reorganization Expenses
         28 Income Tax
         29 NET PROFIT (LOSS)                               13,088

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)
                                                                                                                    Accrual Basis -4


CASH RECEIPTS AND
DISBURSEMENTS


                 TOTAL SATEL     TOTAL SATEL    TOTAL SATEL   TOTAL SATEL     TOTAL SATEL  TOTAL SATEL   TOTAL SATEL     TOTAL SATEL
                     A/P         MAIN OPER.         P/R        GREYROCK          MISC.      CD & NEC      PETTY CASH
                     ---         ----------         ---        --------          -----      --------      ----------      ---------
1. BEG. BAL       (949.92)       82,480.43           --           --           4,770.46     588,313.12       --          674,614.09
2. CASH             --               --              --           --              --             --          --               --
   SALES
3. RECEIPTS         --               --              --           --              --          1,900.24       --            1,900.24
4. LOANS &          --               --              --           --              --             --          --               --
   ADVANCES
5. SALE             --               --              --           --              --             --          --               --
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER    (10,830.29)        41,169.05          --           --              --             --          --           30,338.76
                ---------        ---------        --------     --------        --------     ----------    --------       ----------
7. TOTAL
   RECEIPTS    (10,830.29)        41,169.05          --           --              --          1,900.24       --           32,239.00
8. TOTAL
   CASH AVAIL. (11,780.21)       123,649.48          --           --           4,770.46     590,213.36       --          706,853.09
                ---------        ---------        --------     --------        --------     ----------    --------       ----------
*DISBURSE--
  MENTS             --           (19,150.51)         --           --              --             --          --          (19,150.51)
EOM
BALANCE        (11,780.21)       104,498.97          --           --           4,770.46     590,213.36       --          687,702.58
                ---------        ---------        --------     --------        --------     ----------    --------       ----------

* See attached detail of disbursements by check number, date, payee and amount.

Debtor:   SA Telecommunications, Inc. and Subsidiaries           Accrual Basis-5

Case No:  97-2395 through 97-2401

ACCOUNTS RECEIVABLE AGING
                                0 - 30 days old                 $       965,044
                                31 - 60 days old                              -
                                61 - 90 days old                              -
                                91 + days old                                 -
                                Total Accounts Receivable       $       965,044
                                Amount Considered Uncollectable               -
                                Account Receivable              $       965,044


AGING OF POSTPETITION ACCOUNTS PAYABLE
                      0 - 30        31 - 60     61 - 90      91+
                       DAYS          DAYS         DAYS      DAYS        TOTAL
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE     5,380,758     $  -         $  -        $  -      $5,380,758


STATUS OF POSTPETITION TAXES

                                 BEGINNING            AMOUNT                                 ENDING
                                    TAX              WITHHELD            AMOUNT               TAX             DELINQUENT
                                LIABILITY*         OR ACCRUED*            PAID             LIABILITY             TAXES
FEDERAL
-------
Withholding**                      12,356               2,863            1,909              13,311
FICA-Employee**                     6,040               1,151              767               6,423
FICA-Employer**                     6,040               1,151              767               6,423
Unemployment                        1,006                                                    1,006
Income
Other (Attach List)
Total Federal Taxes                25,442               5,165            3,444              27,163                  -

STATE AND LOCAL
---------------
Withholding                             -                   -                -                   -
Sales                            451,319*                   -           37,854             413,465
Excise
Unemployment                        6,714                   -                -               6,714
Real Property
Personal Property
Other (Attach List)
Total State & Local               458,033                   -           37,854             420,179                  -
Total Taxes                       483,475               5,165           41,297             447,343                  -

* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax
* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit

Case Nos. 97-972395 (PJW) THROUGH 02401 (PJW)       SA TELECOMMUNICATIONS, INC>                                    ACCRUAL BASIS - 6


BANK RECONCILIATIONS             Acct #1         Acct #2       Acct #3       Acct #4         Acct #7      Acct #10     Acct #11
                                   USC             USC           USC           NEC             USC        AddTel        AddTel
A.  Bank                       Wells Fargo     Wells Fargo   Wells Fargo     Various       Wells Fargo  Wells Fargo   Wells Fargo
B.  Acct #                     4311-269112     4311-269120   4311-269138     Various       4311-269146  0933 051211  1290-000025-000

C.  Purpose                        A/P          Operating      Payroll   Misc. Depository  Insurance     Operating        CD
                                   ---          ---------      -------   ----------------  ---------     ---------        --


1  Balance per Bank
   Statement                        -         104,534.47        -           590,213.36       2,107.28       -              -
2  + Deposits not credited                          -           -
3  - Outstanding Checks       (12,599.76)           -           -                 -           (635.28)      -
4  +/- Other Reconciling          819.55          (35.50)       -                 -          3,298.46       -
   items                      ------------------------------------------------------------------------------------------------------
5  Month End Balance per      (11,780.21)     104,498.97        -           590,213.36       4,770.46       -             -
   books                      ======================================================================================================

Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                   ACCRUAL BASIS - 7
                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                        Insiders


                                                                                                               Cumulative
                                                                          Type of            Amount              Unpaid
                       Name                    Position                   Payment             Paid              Balance
             -----------------------------------------------------------------------------------------------------------------------
             1    Igor Mamantov           VP-Corp Development             Payroll           Resigned
             2    Dennis Lee Gundy        VP-Operations                   Bonus             Resigned
             3    Jeffery M. Petrie       VP-Telemarketing                Bonus             Resigned
             4    Windle R. Ewing         VP-Tariffs and Reg. Affair      Payroll/Bonus     6,201.75
             5    Thomas J. Brighi        VP-Telemarketing                Payroll           Resigned
             6    George M. Trevino       Controller                      Payroll           Resigned
             7    Kellie Watts            Asst. General Counsel           Payroll           Resigned
             8    Julie Judd              HR Administrator                Payroll           Resigned
             9    Cheryl Leahy            Asst. Controller                Payroll           Resigned
             10   Chuck Leblo                                             Bonus             Resigned
                                          Total Payments to Insiders                      $ 6,201.75

                                                       PROFESSIONALS
                                                  Date of Court                                                 Total
                               Type of          Order Authorizing      Amount             Amount                Paid
            Name            Professional             Payment          Approved             Paid                To Date
          --------------------------------------------------------------------------------------------------------------------------
1
2           None                None                  None              None               None
3
4
Total Payments to Professionals

                                                     ADEQUATE PROTECTIONS PAYMENTS
                                              Scheduled Monthly                 Amounts Paid          Total Unpaid
                    Name of Creditor            Payments Due                  During the Month        Post Petition
             1                                       None                          None                   -
             2
             3
             4
             5

                                Total          $      -                       $     -

                                                                                                                     ACCRUAL EASIS-8

97-02395PJW THRU 97- 02401PJW

------------------------------------------------------------------------------------- ---------- ----------
QUESTIONNAIRE                                                                            YES        NO
------------------------------------------------------------------------------------- ---------- ----------
1.       Have any assets been sold or transferred outside the normal course of
         business this recording period?                                                             X
------------------------------------------------------------------------------------- ---------- ----------
2.       Have any funds been disbursed from any account other
         than a debtor in possession account?                                           X (1)
------------------------------------------------------------------------------------- ---------- ----------
3.       Are any postpetition receivables (accounts, notes, or
         loans) due from related parties?                                                            X
------------------------------------------------------------------------------------- ---------- ----------
4.       Have any payments been made on prepetition liabilities
         this reporting period?                                                         X (2)
------------------------------------------------------------------------------------- ---------- ----------
5.       Have any postpetition loans been received by the debtor
         from any party?                                                                X (3)
------------------------------------------------------------------------------------- ---------- ----------
6.       Are any postpetition payroll taxes past due?                                                X
------------------------------------------------------------------------------------- ---------- ----------
7.       Are any postpetition state or federal income taxes past
         due?                                                                                        X
------------------------------------------------------------------------------------- ---------- ----------
8.       Are any postpetition real estate taxes past due?                                            X
------------------------------------------------------------------------------------- ---------- ----------
9.       Are any other postpetition taxes past due?                                                  X
------------------------------------------------------------------------------------- ---------- ----------
10.      Are any amounts owed to postpetition creditors past due?
                                                                                                     X
------------------------------------------------------------------------------------- ---------- ----------
11.      Have any prepetition taxes been paid during the
         reporting period?                                                                           X
------------------------------------------------------------------------------------- ---------- ----------
12.      Are any wage payments past due?                                                             X
------------------------------------------------------------------------------------- ---------- ----------
If the  answer  to any of the above  questions  is  "YES",  provide  a  detailed explanation of each item. Attach additional sheets if necessary.

(1)  Prepetition  accounts  retained during this period per court order.
(2)  Only items such as payroll and benefits approved by court order.
(3)  Only amounts per D.I.P. Financing Agreement approved by court order.

------------------------------------------------------------------------------------- ---------- ----------
INSURANCE                                                                                YES        NO
------------------------------------------------------------------------------------- ---------- ----------
1.       ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE
         COVERAGES IN EFFECT?                                                             X
------------------------------------------------------------------------------------- ---------- ----------
2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?
                                                                                          X
------------------------------------------------------------------------------------- ---------- ----------
3.       PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------- ---------- ----------
If the answer to any of the above questions is "no", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attached additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------
                                               INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------
        TYPE OF                                                                            PAYMENT AMOUNT
        POLICY                 CARRIER                   PERIOD COVERED                      & FREQUENCY
------------------------ --------------------- ------------------------------------ ------------------------------
                                              See attached schedule of current policies.

------------------------ --------------------- ------------------------------------ ------------------------------

------------------------ --------------------- ------------------------------------ ------------------------------

------------------------ --------------------- ------------------------------------ ------------------------------

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                                                                         Accrual Basis -9

                                                      SA Telecommunications, Inc.
                                                           and Subsidiaries


--------------------------------------------------------------------------------------------------------------------------------
                                                           PERSONNEL
----------------------------------------------------------------------------------- --------------------- ----------------------
                                                                                         Full Time              Part Time
                                                                                           Total                  Total
1.    Total number of employees at beginning of period                                       2                      -
2.    Total number of employees hired during the period                                      -                      -
3.    Number of employees terminated or resigned during the period                           -                      -
4.    Total number of employees on payroll at end of period                                  2                      -
----------------------------------------------------------------------------------- --------------------- ----------------------


--------------------------------------------------------------------------------
                                Change of Address
--------------------------------------------------------------------------------


         If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

         DATE OF CHANGE:  ______________________

         NEW ADDRESS: